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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 26, 1999, in Amendment No. 6 to the Registration Statement Form S-1, Registration Statement No. 333-76007 and related Prospectus of Williams Communications Group, Inc. for the registration of its common stock.


                                              /s/ DELOITTE & TOUCHE LLP
                                        ----------------------------------------
                                                 DELOITTE & TOUCHE LLP

Toronto, Ontario

August 16, 1999